March 7, 2019

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:            ML of New York Variable Life Separate Account, SEC File No. 811-06226
➢	TFLIC Prime Plan I-IV, Directed — Registration No. 333-197160
➢	TFLIC Prime Plan V – Registration No. 333-197171
➢	TFLIC Prime Plan VI – Registration No. 333-197174
➢	TFLIC Plan 7 – Registration No. 333-197173
➢	TFLIC Prime Plan Investor – Registration No. 333-197175
➢	TFLIC Directed Life 2 – Registration No. 333-197176
Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2018,  for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILINGS:
BlackRock Series Fund, Inc., SEC File No. 811-03091
BlackRock Series Fund II, Inc., SEC File No.811-23345
BlackRock Variable Series Funds, Inc., SEC File No.: 811-03290
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), SEC File No.: 811-07452
MFS Variable Insurance Trust, SEC File No.: 811-08326
AllianceBernstein Variable Products Series Fund, SEC File No.: 811-05398

Some of the funds included in each Fund Company’s annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Danna Wilson at (727) 557-3603.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Financial Life Insurance Company